UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: September 30, 2016

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

Common stocks — 95.0%	Shares	Value (000)
Asia-Pacific — 60.9%
China — 22.3%
Alibaba Group Holding Ltd. (ADR)[1]	710,180	$ 75,130

Beijing Enterprises Holdings Ltd. (Hong Kong)	856,500	4,362

China Everbright International Ltd. (Hong Kong)	7,941,000	9,503

China Longyuan Power Group Corp. Ltd. (Hong Kong)	1,896,000	1,552

China Mengniu Dairy Co. (Hong Kong)	15,148,400	28,373

China Merchants Bank Co., Ltd. (Hong Kong)	3,829,500	9,687

China Modern Dairy Holdings Ltd. (Hong Kong)[1]	14,393,709	2,728

China Overseas Grand Oceans Group, Ltd. (Hong Kong)[1]	7,239,100	2,351

China Overseas Land & Investment Ltd. (Hong Kong)	21,588,000	73,958

China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	9,974,200	37,067

China Resources Land Ltd. (Hong Kong)	12,576,181	35,465

Ctrip.com International, Ltd. (ADR)[1]	78,146	3,639

Fosun International Ltd. (Hong Kong)	1,957,764	2,961

Goodbaby International Holdings Ltd. (Hong Kong)	18,046,000	9,282

Great Wall Motor Co. Ltd. (Hong Kong)	6,889,500	6,782

Guangdong Investment Ltd. (Hong Kong)	1,492,000	2,381

Haitian International Holdings Ltd. (Hong Kong)	3,495,803	6,918

Hutchison China MediTech Ltd.[1]	45,218	1,060
Hutchison China MediTech Ltd. (ADR)[1]	296,167	3,536

IMAX China Holding, Inc. (Hong Kong)[1]	2,016,288	9,906

JD.com, Inc. (ADR)[1]	1,180,700	30,804

Jiangsu Hengrui Medicine Co., Ltd. (Shanghai exchange)	6,996,146	46,266
Jiangsu Hengrui Medicine Co., Ltd.	315,440	2,086

Lenovo Group Ltd. (Hong Kong)	3,632,566	2,426

Longfor Properties Co. Ltd. (Hong Kong)	15,191,268	23,448

Minth Group Ltd. (Hong Kong)	5,972,000	21,150

New Oriental Education & Technology Group, Inc. (ADR)[1]	462,700	21,451

Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	7,630,500	23,835

Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. (Hong Kong)	4,629,000	4,557

Shanghai Jahwa United Co., Ltd.	743,500	3,138

Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	5,927,500	16,100

Sino Biopharmaceutical Ltd. (Hong Kong)	26,838,000	18,150

Sinofert Holdings Ltd. (Hong Kong)	37,822,000	4,806

Stella International Holdings Ltd. (Hong Kong)	1,071,000	1,838

Tencent Holdings Ltd. (Hong Kong)	1,335,500	37,004

Weichai Power Co., Ltd. (Hong Kong)	1,703,234	2,296

Whirlpool China Co., Ltd.	2,088,504	3,480

		589,476

Hong Kong — 6.8%
AIA Group Ltd.	11,768,000	78,847

Cheung Kong Infrastructure Holdings Ltd.	14,055	122

Chow Sang Sang Holdings International Ltd.	1,455,235	2,574

CLP Holdings Ltd.	465,000	4,828

Galaxy Entertainment Group Ltd.	4,128,000	15,707

Jardine Matheson Holdings Ltd.	43,700	2,654

MGM China Holdings Ltd.	4,280,800	7,511

Pacific Textiles Holdings Ltd.	2,340,451	3,038

Sands China Ltd.	2,378,800	10,420

VTech Holdings Ltd.	226,200	2,586

Wynn Macau, Ltd.	30,678,000	51,259

		179,546

India — 10.1%
Apollo Hospitals Enterprise Ltd.	286,691	5,669
Apollo Hospitals Enterprise Ltd. (GDR)[2]	188,500	3,719

Bharat Electronics Ltd.	241,682	4,538

Common stocks — 95.0% (continued)	Shares	Value (000)
Asia-Pacific — (continued)
India — (continued)
Bharti Airtel Ltd.	10,485,987	$ 49,513

CRISIL Ltd.	91,272	3,063

Godrej Consumer Products Ltd.	596,082	14,231

HDFC Bank Ltd.	1,180,296	26,015
HDFC Bank Ltd. (ADR)	200	15

Housing Development Finance Corp. Ltd.	1,700,211	35,700

ICICI Bank Ltd.	1,407,364	5,360

IDFC Bank Ltd.	5,901,272	7,095

IndusInd Bank Ltd.	962,725	17,387

Info Edge (India) Ltd.	635,899	8,128

Infosys Ltd.	231,527	3,613

ITC Ltd.	1,971,560	7,164

Kotak Mahindra Bank Ltd.	484,249	5,667

Lupin Ltd.	1,527,378	34,122

Nestle India Ltd.	56,592	5,479

Steel Authority of India Ltd.[1]	7,116,169	4,976

Sun Pharmaceutical Industries Ltd.	804,263	8,993

TeamLease Services Ltd.[1]	286,074	4,574

Tech Mahindra Ltd.	1,019,131	6,439

Torrent Power Ltd.	1,584,518	4,308

VA Tech Wabag Ltd.	169,257	1,399

		267,167

Indonesia — 4.6%
Astra International Tbk PT	58,793,700	37,356

Bank Mandiri (Persero) Tbk PT, Series B	11,700,754	10,085

Bank Rakyat Indonesia (Persero) Tbk PT	12,830,700	12,038

Elang Mahkota Teknologi Tbk PT	44,422,400	32,846

Matahari Department Store Tbk PT	11,511,000	16,341

Surya Citra Media Tbk PT	57,163,200	12,333

		120,999

Malaysia — 0.8%
Bumi Armada Bhd.	25,922,401	4,407

IHH Healthcare Bhd.	4,314,600	6,612

IJM Corp. Bhd.	12,081,704	9,391

		20,410

Philippines — 1.3%
International Container Terminal Services, Inc.	13,403,310	21,406

SM Investments Corp.	978,430	13,643

		35,049

Singapore — 1.2%
Olam International Ltd.	2,849,199	4,314

Yoma Strategic Holdings Ltd.	62,241,405	26,895

		31,209

South Korea — 4.8%
AMOREPACIFIC Corp.	19,093	6,753

BGFretail Co., Ltd.	55,831	9,832

Hankook Tire Co., Ltd.	299,617	16,196

Hanon Systems Corp.	566,700	6,420

Hyundai Motor Co.	123,393	15,236
Hyundai Motor Co., Series 2 preference	52,008	4,992

Kiwoom Securities Co., Ltd.	132,199	8,643

LG Uplus Corp.	602,214	6,424

Orion Corp.	8,672	6,516

POSCO	61,908	12,750

S-1 Corp.	20,250	1,870

Samsung Electronics Co., Ltd.	3,055	4,452
Samsung Electronics Co., Ltd. (GDR)[2]	19,202	13,828

Common stocks — 95.0% (continued)	Shares	Value (000)
Asia-Pacific — (continued)
South Korea — (continued)
Shinhan Financial Group Co., Ltd.	319,690	$ 11,710

		125,622

Taiwan — 8.2%
Advantech Co., Ltd.	522,000	4,503

AirTAC International Group	2,537,161	22,681

CTCI Corp.	7,700,600	11,304

Delta Electronics, Inc.	10,251,701	54,935

Ginko International Co., Ltd.	734,000	7,297

MediaTek, Inc.	2,348,000	18,036

Taiwan Semiconductor Manufacturing Co., Ltd.	16,428,252	96,348

Vanguard International Semiconductor Corp.	1,316,000	2,478

		217,582

Thailand — 0.8%
Bangkok Bank PCL, nonvoting depository receipt	2,553,804	12,034

Central Pattana PCL	4,232,100	7,146

Electricity Generating PCL	470,000	2,698

KASIKORNBANK PCL	59,514	324

		22,202

Total Asia-Pacific		1,609,262

Latin America — 14.9%
Argentina — 0.4%
Grupo Financiero Galicia SA, Class B	5	—

YPF SA, Class D (ADR)	566,700	10,325

		10,325

Brazil — 8.5%
Banco Bradesco SA, preferred nominative (ADR)	2,771,647	25,139

BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	2,084,500	10,775

BRF SA, ordinary nominative	75	1
BRF SA, ordinary nominative (ADR)	197,400	3,368

CCR SA, ordinary nominative	6,041,200	31,468

Gerdau SA (ADR)	882,500	2,400

Hypermarcas SA, ordinary nominative	3,341,600	28,637

Itaú Unibanco Holding SA, preferred nominative (ADR)	2,881,195	31,520

Vale SA, Class A, preferred nominative	1,677,200	7,942
Vale SA, Class A, preferred nominative (ADR)	15,838,800	74,601

Wilson Sons Ltd. (BDR)	906,800	9,756

		225,607

Chile — 1.1%
Enersis Américas SA	9,689,523	1,584
Enersis Américas SA (ADR)	951,791	7,795

Enersis Chile SA	7,753,194	716
Enersis Chile SA (ADR)	909,491	4,320

Inversiones La Construccion SA	1,339,721	15,399

		29,814

Mexico — 3.7%
América Móvil, SAB de CV, Series L (ADR)	3,234,432	37,002

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	2,337,201	18,557

Fibra Uno Administración, SA de CV	13,107,400	23,944

Fomento Economico Mexicano, SAB de CV	406,000	3,743

Grupo Comercial Chedraui, SAB de CV, Class B	918,600	2,008

Grupo Sanborns, SAB de CV, Series B1	1,764,300	1,990

Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	7,982,744	10,704

Telesites, SAB de CV, Series B1[1]	375,495	211

		98,159

Peru — 1.2%
Credicorp Ltd.	177,628	27,039

Common stocks — 95.0% (continued)	Shares	Value (000)
Latin America — (continued)
Peru — (continued)
Graña y Montero SAA (ADR)	405,800	$ 3,384

		30,423

Total Latin America		394,328

Eastern Europe and Middle East — 7.9%
Oman — 0.3%
bank muscat SAOG	5,855,402	6,146

Russia — 5.9%
Alrosa PJSC	24,451,105	33,723

Baring Vostok Private Equity Fund, LP3,4,5,6	11,783,118	2,875
Baring Vostok Private Equity Fund III, LP1,3,4,5,6	24,981,597	14,152
Baring Vostok Private Equity Fund IV, LP3,4,5,6	21,995,447	12,210
Baring Vostok Fund IV Supplemental Fund, LP3,4,5,6	39,302,641	16,208

Global Ports Investments PLC (GDR)[1]	1,030,115	2,972

Globaltrans Investment PLC (GDR)	532,104	2,497

Magnit PJSC	15,820	2,618
Magnit PJSC (GDR)	362,533	15,114

Moscow Exchange MICEX-RTS PJSC	8,805,361	17,753

New Century Capital Partners, LP1,3,5	5,247,900	1,928

Rosneft Oil Company OJSC (GDR)	885,081	4,836

Sberbank of Russia PJSC	3,416,218	7,902
Sberbank of Russia PJSC (ADR)	1,592,700	15,003

Yandex NV, Class A1	310,125	6,528

		156,319

Turkey — 1.2%
Akbank TAS	9,165,540	24,618

Aktas Elektrik Ticaret AS1	4,273	—

Türkiye Petrol Rafinerileri AS	375,633	7,124

		31,742

United Arab Emirates — 0.5%
DP World Ltd.	597,639	11,321

First Gulf Bank PJSC	532,036	1,709

		13,030

Total Eastern Europe and Middle East		207,237

Africa — 5.1%
South Africa — 5.1%
Discovery Ltd.	2,387,832	19,698

Mr Price Group Ltd.	364,312	4,034

MTN Group Ltd.	1,761,760	15,110

Naspers Ltd., Class N	430,317	74,577

Shoprite Holdings Ltd.	1,126,229	15,729

Telkom SA SOC Ltd.	1,256,315	5,543

Total Africa		134,691

Other markets — 6.1%
Canada — 0.2%
First Quantum Minerals Ltd.	714,001	5,910

Denmark — 1.1%
Carlsberg A/S, Class B	314,425	30,039

Italy — 0.2%
Tenaris SA (ADR)	226,800	6,441

Switzerland — 0.4%
Dufry AG1	80,557	10,076

United Kingdom — 1.2%
Lonmin PLC[1]	2,791,377	7,243

PZ Cussons PLC	2,331,920	10,990

Common stocks — 95.0% (continued)	Shares	Value (000)
Other markets — (continued)
United Kingdom — (continued)
Sedibelo Platinum Mines Ltd.[1]	17,665,800	$ 13,644

		31,877

United States of America — 3.0%
AES Corp.	1,541,600	19,810

Cobalt International Energy, Inc.[1]	1,771,255	2,196

MercadoLibre, Inc.	124,912	23,105

Samsonite International SA	10,195,800	32,776

		77,887

Total other markets		162,230

Multinational — 0.1%
Capital International Private Equity Fund IV, LP3,4,5,6	50,790,701	2,204

International Hospital Corp. Holding NV, Class A1,3,4	609,873	403

Pan-African Investment Partners II Ltd., Class A, preferred[1,3,4,5]	3,800	55

Total Multinational		2,662

Total common stocks (cost: $2,041,854,000)		2,510,410

Warrants — 0.8%
Eastern Europe and Middle East — 0.8%
Saudi Arabia — 0.8%
Savola Group Co., warrants, expire 2017[2]	2,410,392	20,482

Asia-Pacific — 0.0%
Singapore — 0.0%
Olam International Ltd., warrants, expire 2018[1]	570,012	185

Total warrants (cost: $26,212,000)		20,667

Convertible preferred stocks — 0.0%	Shares
Multinational — 0.0%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,3,4]	622,354	411

Total convertible preferred stocks (cost: $3,504,000)		411

Bonds & notes — 0.1%	Principal amount (000)
Latin America — 0.8%
Brazil — 0.1%
Brazil (Federal Republic of), Series F, 10.00% 2027	BRL9	2,409

Total bonds & notes (cost: $2,412,000)		2,409

Convertible bonds — 0.0%	Principal amount (000)
Asia-Pacific — 0.0%
China — 0.0%
Fu Ji Food and Catering Services Holdings Ltd., 0.00% convertible notes, 2020[7]	CNY97,700	—

Total convertible bonds (cost: $0)		—

Short-term securities — 2.3%	Principal amount (000)	Value (000)
Commercial paper — 2.3%
BNP Paribas SA 0.27% due 10/3/2016	$60,100	$ 60,098

Total short-term securities (cost: $60,099,000)		60,098

Total investment securities — 98.2% (cost: $2,134,081,000)		2,593,995

Other assets less liabilities — 1.8%		47,222
Net assets — 100.0%		$2,641,217

Forward currency contracts

The fund has entered into the over-the-counter ("OTC") forward currency contracts as shown in the following table. The average month-end notional amount of open OTC forward currency contracts while held was $27,627,000.

			Notional amount		Unrealized (depreciation) at 9/30/2016 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Mexican pesos	10/24/2016	Citibank N.A.	$9,118	MXN177,527	$(16)

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the three months ended September 30, 2016, is as follows (dollars in thousands):

					Dividend	Value of
	Beginning			Ending	and interest	affiliates at
Issuer	shares	Additions	Reductions	shares	income	9/30/2016

Baring Vostok Private Equity Fund[8]	11,783,118	—	—	11,783,118	$ —	$ 2,875
Baring Vostok Private Equity Fund III[8]	24,981,597	—	—	24,981,597	—	14,152
Baring Vostok Capital Partners IV8	59,722,712	1,575,378	—	61,298,090	705	28,418
Capital International Private Equity Fund IV8	50,790,701	—	—	50,790,701	—	2,204
International Hospital	1,232,227	—	—	1,232,227	—	814
Pan-African Investment Partners II	3,800	—	—	3,800	—	55
					$705	$48,518

1 Security did not produce income during the last 12 months. 2 Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $38,029,000, which represented 1.44% of the net assets of the fund. 3 Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below. 4 This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund. 5 Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported. 6 Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. 7 8 Scheduled interest and/or principal payment was not received. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Fund IV Supplemental Fund, LP	10/8/2007	$ 36,134	$16,208.61%
Baring Vostok Private Equity Fund III, LP	3/30/2005	19,026	14,152.54
Baring Vostok Private Equity Fund IV, LP	4/25/2007	19,128	12,210.46
Baring Vostok Private Equity Fund, LP	12/15/2000	2,448	2,875.11
Capital International Private Equity Fund IV, LP	3/29/2005	8,607	2,204.08
International Hospital Corp. Holding NV, Class A	9/25/1997	8,011	403.02
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred	2/12/2007	3,504	411.02
New Century Capital Partners, LP	12/7/1995	436	1,928.07
Pan-African Investment Partners II Ltd., Class A, preferred	6/20/2008	7,142	55.00
Total private placement securities		$104,436	$50,446	1.91%

Valuation disclosures

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S.GAAP. The net asset value of the fund is generally determined as of approximately 4.00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2016 (dollars in thousands):

	Investment securities

	Level 1	Level 2[1]	Level 3[1]	Total

Assets:
Equity securities:
Asia-Pacific	$134,575	$1,474,687	$ —	$1,609,262
Latin America	394,328	—	—	394,328
Eastern Europe and Middle East	21,531	138,333	47,373	207,237
Africa	—	134,691	—	134,691
Other markets	57,462	91,124	13,644	162,230
Multinational	—	—	2,662	2,662
Warrants	—	20,667	—	20,667
Convertible preferred stocks	—	—	411	411
Bonds & notes	—	2,409	—	2,409
Short-term securities	—	60,098	—	60,098
Total	$607,896	$1,922,009	$64,090	$2,593,995

	Other investments[2]

	Level 1	Level 2	Level 3	Total

Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(16)	$—	$(16)

[1]	Level 2 and Level 3 include investment securities with an aggregate value of $1,923,592,000, which represented 72.83% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors. Of this amount, securities with an aggregate value of $1,809,286,000, which represented 68.50% of the net assets of the fund, were fair valued as a result of significant market movements following the close of local trading and, therefore, classified as Level 2.
[2]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the three months ended September 30, 2016 (dollars in thousands):

  Beginning value at 7/1/2016 Gross transfers
into Level 33 Purchases   Sales Net
realized           gain (loss) Net
unrealized (depreciation) appreciation Gross transfers out of Level 33 Ending value at
9/30/2016 Private equity funds $51,716 $— $1,575 $ 719 $ 224 $(3,164) $— $49,632 Other Securities4 14,610 — — 2,159 1,026 981 — 14,458
Total $66,326 $— $1,575 $2,878 $1,250 $(2,183) $— $64,090
Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2016 (dollars in thousands):	$(1,364)

3Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4Represents less than 1% of portfolio securities as of September 30, 2016.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of September 30, 2016.

The following table lists the characteristics of the alternative investments held by the fund as of September 30, 2016 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$49,632	$8,279	≤ 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

Federal income tax information (dollars in thousands)

Gross unrealized appreciation on investment securities	$ 645,070
Gross unrealized depreciation on investment securities	(256,358)
Net unrealized appreciation on investment securities	388,712
Cost of investment securities	2,205,283

Key to abbreviations:

ADR	—	American Depositary Receipts
BDR	—	Brazilian Depositary Receipts
BRL	—	Brazilian reais
CNY	—	Chinese yuan
GDR	—	Global Depositary Receipts
MXN	—	Mexican pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of Emerging Markets Growth Fund, Inc. This and other important information is contained in the prospectus, which can be obtained from Capital or your relationship manager and should be read carefully before investing.

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By __/s/ Victor D. Kohn__________________________
Victor D. Kohn, President and Chief Executive Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Victor D. Kohn__________________________
Victor D. Kohn, President and Chief Executive Officer

Date: November 28, 2016

By __/s/ Brian C. Janssen_________________________
Brian C. Janssen, Treasurer

Date: November 28, 2016